UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 27, 2026
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SPYRE THERAPEUTICS, INC.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-37722	46-4312787
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Crescent Street Building 23 Suite 105
Waltham, MA		02453
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 651-5940

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	SYRE	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As discussed in Item 5.07 below, upon the recommendation of the Board of Directors (the “Board”) of Spyre Therapeutics, Inc. (the “Company”), the stockholders of the Company, at the Company’s Annual Meeting of Stockholders held on May 27, 2026 (the “Annual Meeting”), approved the amended and restated 2016 Employee Stock Purchase Plan (the “AR ESPP”).

The material features of the AR ESPP are described in Proposal 4 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 10, 2026 (the “2026 Proxy Statement”), which description is incorporated herein by reference. The description of the AR ESPP incorporated herein by reference is qualified in its entirety by the text of the AR ESPP, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

In addition, effective as of May 27, 2026, Peter Harwin resigned from the Board. The resignation of Mr. Harwin was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. The size of the Board was reduced from eight directors to seven directors effective May 27, 2026.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 27, 2026, the Company held its Annual Meeting. The proposals considered at the Annual Meeting are described in the 2026 Proxy Statement. The final voting results were as follows:
Proposal No. 1
The Company’s stockholders elected three Class I directors, Mark McKenna, Cameron Turtle, and Laurie Stelzer, each to serve until the 2029 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Nominees	For	Withheld	Broker Non-Votes
Mark McKenna	65,608,709	1,329,489	1,500,346
Cameron Turtle, D. Phil.	66,176,245	761,953	1,500,346
Laurie Stelzer	56,954,664	9,983,534	1,500,346
Proposal No. 2
The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
62,075,459	4,760,373	102,366	1,500,346
Proposal No. 3
The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

For	Against	Abstain	Broker Non-Votes
68,430,566	670	7,308	0
Proposal No. 4

The Company’s stockholders approved the Company's AR ESPP.

For	Against	Abstain	Broker Non-Votes
66,885,864	45,542	6,792	1,500,346

Item 9.01     Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description

10.1	Spyre Therapeutics, Inc. Amended and Restated 2016 Employee Stock Purchase Plan

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPYRE THERAPEUTICS, INC.

Date:	May 29, 2026	By:	/s/ Cameron Turtle
Cameron Turtle Chief Executive Officer